UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2023

ENDONOVO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55453	45-2552528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6320 Canoga Avenue, 15th Floor

Woodland Hills, CA 91367

(Address of principal executive office)(Zip Code)

Registrant’s telephone number, including area code: (800) 489-4774

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2023, Endonovo Therapeutics, Inc. (“we”, “us” or the “Company”) entered into a binding letter of intent (the “LOI”) with PEMF Holdings, LLC, a Delaware limited liability company controlled by Ira Weisberg, who is presently a consultant to the Company operating its medical device operations, relating to the spin-off of our subsidiary, SofPulse, Inc. (the “Spin-Off”) While the parties intend to enter into a more formal agreement, they have agreed that the purchase price is expected to be from $50,000,000 to $100,000,000 and equal to the value of SofPulse, Inc.’s assets as determined by a valuation thereof by Ocean Tomo. At the time of the completion of the Spin-Off, SofPulse, Inc. will own all necessary intellectual property for the medical application of our PEMF technology and all related assets including inventories while we will retain rights to the human non-medical and telehealth markets. Until the completion of the Spin-Off, which will require, among other things, the entry into a formal detailed agreement containing full sets of representations and warranties typical of agreements of this type and the filing with the Securities and Exchange Commission and effectiveness of a Registration Statement on Form S-1, Alan Collier, our CEO will own super voting preferred stock in SofPulse, Inc. which will give him voting control of the company and Collier will release these shares upon completion of the purchase. We anticipate that the completion of the Spin-Off will take approximately six months, although no assurance can be given as to any particular time frame.

The foregoing is only a summary of the terms of the APA which is included as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements

None

(b) Exhibits

10.1	Binding Letter of Intent between the Company and PEMF Holdings, LLC, dated March 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2023

ENDONOVO THERAPEUTICS, INC.

By:	/s/ Alan Collier
Alan Collier
Chief Executive Officer